INVESTMENTS	12 Months Ended
Dec. 31, 2023
Investments [Abstract]
INVESTMENTS [Text Block]

9. INVESTMENTS

As at December 31, 2023, the Company's investments consist of common shares and warrants to purchase additional common shares in an early-stage European cannabis company. The Company purchased common shares from the investee during 2021 for Euro 2.0 million ($2.4 million) and purchased its first tranche of warrants from existing investors in exchange for 11,250 common shares of the Company, and obtained a second tranche of warrants from the investee as an inducement to exercise some of the first tranche of warrants. As at December 31, 2023, the Company owns approximately 9.6% of the investee, or approximately 9% on a diluted basis including exercisable warrants of the Company and other investors.

The warrants allowed the holder to purchase one common share of the investee for CAD 0.30 ($0.22) for the first tranche, and CAD 1.00 ($0.74) for the second tranche. The Company did not exercise the warrants and they expired on February 1, 2023.

The Company's cost of the investments was recorded based on the fair value of the consideration exchanged as at the respective transaction dates. The investee is not a publicly listed entity and has no active quoted prices for its common shares or warrants. The Company has elected the measurement alternative to record the common share investment at cost and test for impairment. The investment had impairment indicators during 2022 and 2023, and impairments were recorded as indicated in the table below. The Company also considers observable transactions of the common shares for indicators of fair value but there have been none. Cumulative impairment related to the common shares was $2.9 million and the net carrying value was $nil at December 31, 2023.

When impairment indicators were present, the investee common shares were valued considering price to book value and price to tangible book value of the investee (3.6 and 4.8, respectively) as well as comparable guideline publicly traded companies at the time of initial investment. These initial investment multiples were compared to the guideline public company multiples observed as at December 31, 2023 (negligible or nil price to book and price to tangible values), with these updated valuation multiples applied to the investee's estimated book value. The Company also considered the status of the investee's milestones since the purchase date, as well as recent transactions in the European cannabis market for indicators of change in value. The impairment valuation model for the common shares uses Level 3 inputs of the fair value hierarchy.

A schedule of the Company's investments activity is as follows:

Financial asset hierarchy level	Investee common shares	Warrants CAD 0.30 exercise price	Warrants CAD 1.00 exercise price	Total
Thousands of United States dollars	Level 3	Level 3	Level 3
Balance at December 31, 2021	$1,987	$625	$58	$2,670
Impairment	(1,257)	-	-	(1,257)
Loss on changes in fair value	-	(591)	(58)	(649)
Balance at December 31, 2022	730	34	-	764
Impairment	(730)	-	-	(730)
Loss on changes in fair value	-	(34)	-	(34)
Balance at December 31, 2023	$-	$-	$-	$-

The impairment of common shares and loss on changes in fair value appear in the unrealized loss on fair value of investments caption in the consolidated statements of loss and comprehensive loss.

The value of the investee common shares appears in the investment line on the consolidated statement of financial position. The value of the warrants appeared in current assets within the prepaid expenses and other accrued assets line on the consolidated statement of financial position.

As a sensitivity assessment to the fair value calculations, a 10% change in the valuation multiples applied to the investee common shares results in a 10% change in the fair value as at December 31, 2023 of less than $0.1 million.